SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 14, 2007

DUTCH GOLD RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30805	84-1125214
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Lenox Road, N.E., Suite 1500, Atlanta, Georgia	30346
(Address of Principal Executive Offices)	(Zip Code)

(404) 412-2440
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 14, 2007, in accordance with the Registrant's By-Laws, the Registrant's Board of Directors resolved that the Registrant's fiscal year be changed to end on December 31.  The Registrant's fiscal year previously ended as of June 30.  The Registrant's financial statements for the transition period shall be filed on Form 10-QSB.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

DUTCH GOLD RESOURCES, LLC

Date: September 14, 2007	By:	/s/ Daniel W. Hollis
Daniel W. Hollis
Chief Executive Officer